EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Alternate Energy Corp. (the "Company") on Form 10-QSB for the fiscal period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:


         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: May 16, 2006               By: /s/ Blaine Froats
                                     -----------------
                                 Name:  Blaine Froats
                                 Title: Chief Executive Officer and
                                        Acting Principal Accounting Officer


Date: May 16, 2006               By: /s/ Jack Wasserman
                                     ------------------
                                 Name:  Jack Wasserman
                                 Title: Treasurer and Principal
                                        Accounting Officer